As filed with the Securities and Exchange Commission on November 10, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 10, 2011
OPPENHEIMER HOLDINGS INC.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 1-12043

Delaware (State of incorporation)	98-0080034 (IRS employer identification number)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
(212) 668-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION
ITEM 2.02. Results of Operations and Financial Condition.
     On November 10, 2011, Oppenheimer Holdings Inc. (the “Company”) issued a press release announcing a revision to its third quarter 2011 earnings announcement dated October 28, 2011. A copy of the November 10, 2011 press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.
     The information contained in this Item 2.02 and the related exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 2.02 or any exhibit related to this Item 2.02 on this Form 8-K shall not be deemed an admission as to the materiality of any information in the reference items.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits:
     The following exhibit is furnished (but not filed) with this Current Report on Form 8-K:
            99.1 Oppenheimer Holdings Inc.’s Press Release dated November 10, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Oppenheimer Holdings Inc.
Date: November 10, 2011

By:	/s/ E.K. Roberts
E.K. Roberts
President and Treasurer (Duly Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Oppenheimer Holdings Inc.’s Press Release dated November 10, 2011